                                   EXHIBIT 24

                          FIDELITY NATIONAL CORPORATION

                                POWER OF ATTORNEY



         The undersigned director and/or officer of Fidelity National Corporation, a Georgia corporation ("Company"), does hereby make, constitute and appoint James B. Miller, Jr., Martha C. Fleming and Ugo F. Ippolito and each of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company (i) to a Registration Statement of the Company on Form S-2 or other applicable form, and all amendments, including post-effective amendments ("Amendments"), thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. ("SEC"), in connection with the registration under the Securities Act of 1933, as amended ("Securities Act"), of not more than 3,000,000 shares of Common Stock, no par value, of the Company, and (ii) to a Registration Statement of the Company on Form S-2 or other applicable form, and all Amendments to be filed by the Company with the SEC in connection with the registration under the Securities Act of 1933, as amended ("Securities Act"), of additional shares of Common Stock pursuant to Rule 462 of the Securities Act proposed to be issued or sold by the Company; and to file the same, with all exhibits thereto and other supporting documents, with the Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 15th day of September, 1997.



                                             /s/ M. Howard Griffith, Jr.
                                             ---------------------------------
                                             Name:  M. Howard Griffith, Jr.

                                   EXHIBIT 24

                          FIDELITY NATIONAL CORPORATION

                                POWER OF ATTORNEY



         The undersigned director and/or officer of Fidelity National Corporation, a Georgia corporation ("Company"), does hereby make, constitute and appoint James B. Miller, Jr. and M. Howard Griffith, Jr., and each of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company (i) to a Registration Statement of the Company on Form S-2 or other applicable form, and all amendments, including post-effective amendments ("Amendments"), thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. ("SEC"), in connection with the registration under the Securities Act of 1933, as amended ("Securities Act"), of not more than 3,000,000 shares of Common Stock, no par value, of the Company, and (ii) to a Registration Statement of the Company on Form S-2 or other applicable form, and all Amendments to be filed by the Company with the SEC in connection with the registration under the Securities Act of 1933, as amended ("Securities Act"), of additional shares of Common Stock pursuant to Rule 462 of the Securities Act proposed to be issued or sold by the Company; and to file the same, with all exhibits thereto and other supporting documents, with the Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 15th day of September, 1997.



                                                 /s/ James W. Anderson, Jr.
                                                 ------------------------------
                                                 Name:  James W. Anderson, Jr.

                                   EXHIBIT 24

                          FIDELITY NATIONAL CORPORATION

                                POWER OF ATTORNEY



         The undersigned director and/or officer of Fidelity National Corporation, a Georgia corporation ("Company"), does hereby make, constitute and appoint James B. Miller, Jr. and M. Howard Griffith, Jr., and each of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company (i) to a Registration Statement of the Company on Form S-2 or other applicable form, and all amendments, including post-effective amendments ("Amendments"), thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. ("SEC"), in connection with the registration under the Securities Act of 1933, as amended ("Securities Act"), of not more than 3,000,000 shares of Common Stock, no par value, of the Company, and (ii) to a Registration Statement of the Company on Form S-2 or other applicable form, and all Amendments to be filed by the Company with the SEC in connection with the registration under the Securities Act of 1933, as amended ("Securities Act"), of additional shares of Common Stock pursuant to Rule 462 of the Securities Act proposed to be issued or sold by the Company; and to file the same, with all exhibits thereto and other supporting documents, with the Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 15th day of September, 1997.



                                               /s/ Manning M. Pattillo, Jr.
                                               --------------------------------
                                               Name:  Manning M. Pattillo, Jr.

                                   EXHIBIT 24

                          FIDELITY NATIONAL CORPORATION

                                POWER OF ATTORNEY



         The undersigned director and/or officer of Fidelity National Corporation, a Georgia corporation ("Company"), does hereby make, constitute and appoint James B. Miller, Jr. and M. Howard Griffith, Jr., and each of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company (i) to a Registration Statement of the Company on Form S-2 or other applicable form, and all amendments, including post-effective amendments ("Amendments"), thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. ("SEC"), in connection with the registration under the Securities Act of 1933, as amended ("Securities Act"), of not more than 3,000,000 shares of Common Stock, no par value, of the Company, and (ii) to a Registration Statement of the Company on Form S-2 or other applicable form, and all Amendments to be filed by the Company with the SEC in connection with the registration under the Securities Act of 1933, as amended ("Securities Act"), of additional shares of Common Stock pursuant to Rule 462 of the Securities Act proposed to be issued or sold by the Company; and to file the same, with all exhibits thereto and other supporting documents, with the Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 15th day of September, 1997.



                                               /s/ James B. Miller, Jr.
                                               -----------------------------
                                               Name:  James. B. Miller, Jr.

                                   EXHIBIT 24

                          FIDELITY NATIONAL CORPORATION

                                POWER OF ATTORNEY



         The undersigned director and/or officer of Fidelity National Corporation, a Georgia corporation ("Company"), does hereby make, constitute and appoint James B. Miller, Jr. and M. Howard Griffith, Jr., and each of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company (i) to a Registration Statement of the Company on Form S-2 or other applicable form, and all amendments, including post-effective amendments ("Amendments"), thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. ("SEC"), in connection with the registration under the Securities Act of 1933, as amended ("Securities Act"), of not more than 3,000,000 shares of Common Stock, no par value, of the Company, and (ii) to a Registration Statement of the Company on Form S-2 or other applicable form, and all Amendments to be filed by the Company with the SEC in connection with the registration under the Securities Act of 1933, as amended ("Securities Act"), of additional shares of Common Stock pursuant to Rule 462 of the Securities Act proposed to be issued or sold by the Company; and to file the same, with all exhibits thereto and other supporting documents, with the Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 15th day of September, 1997.



                                               /s/ Felker W. Ward, Jr.
                                               -----------------------------
                                               Name:  Felker W. Ward, Jr.

                                   EXHIBIT 24

                          FIDELITY NATIONAL CORPORATION

                                POWER OF ATTORNEY



         The undersigned director and/or officer of Fidelity National Corporation, a Georgia corporation ("Company"), does hereby make, constitute and appoint James B. Miller, Jr. and M. Howard Griffith, Jr., and each of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company (i) to a Registration Statement of the Company on Form S-2 or other applicable form, and all amendments, including post-effective amendments ("Amendments"), thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. ("SEC"), in connection with the registration under the Securities Act of 1933, as amended ("Securities Act"), of not more than 3,000,000 shares of Common Stock, no par value, of the Company, and (ii) to a Registration Statement of the Company on Form S-2 or other applicable form, and all Amendments to be filed by the Company with the SEC in connection with the registration under the Securities Act of 1933, as amended ("Securities Act"), of additional shares of Common Stock pursuant to Rule 462 of the Securities Act proposed to be issued or sold by the Company; and to file the same, with all exhibits thereto and other supporting documents, with the Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 15th day of September, 1997.



                                                /s/ W. C. Shepherd, Jr.
                                                -------------------------------
                                                Name:  W. C. Shepherd, Jr.

                                   EXHIBIT 24

                          FIDELITY NATIONAL CORPORATION

                                POWER OF ATTORNEY



         The undersigned director and/or officer of Fidelity National Corporation, a Georgia corporation ("Company"), does hereby make, constitute and appoint James B. Miller, Jr. and M. Howard Griffith, Jr., and each of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company (i) to a Registration Statement of the Company on Form S-2 or other applicable form, and all amendments, including post-effective amendments ("Amendments"), thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. ("SEC"), in connection with the registration under the Securities Act of 1933, as amended ("Securities Act"), of not more than 3,000,000 shares of Common Stock, no par value, of the Company, and (ii) to a Registration Statement of the Company on Form S-2 or other applicable form, and all Amendments to be filed by the Company with the SEC in connection with the registration under the Securities Act of 1933, as amended ("Securities Act"), of additional shares of Common Stock pursuant to Rule 462 of the Securities Act proposed to be issued or sold by the Company; and to file the same, with all exhibits thereto and other supporting documents, with the Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 15th day of September, 1997.



                                              /s/ Rankin Smith, Jr.
                                              -----------------------------
                                              Name:  Rankin Smith, Jr.

                                   EXHIBIT 24

                          FIDELITY NATIONAL CORPORATION

                                POWER OF ATTORNEY



         The undersigned director and/or officer of Fidelity National Corporation, a Georgia corporation ("Company"), does hereby make, constitute and appoint James B. Miller, Jr. and M. Howard Griffith, Jr., and each of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company (i) to a Registration Statement of the Company on Form S-2 or other applicable form, and all amendments, including post-effective amendments ("Amendments"), thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. ("SEC"), in connection with the registration under the Securities Act of 1933, as amended ("Securities Act"), of not more than 3,000,000 shares of Common Stock, no par value, of the Company, and (ii) to a Registration Statement of the Company on Form S-2 or other applicable form, and all Amendments to be filed by the Company with the SEC in connection with the registration under the Securities Act of 1933, as amended ("Securities Act"), of additional shares of Common Stock pursuant to Rule 462 of the Securities Act proposed to be issued or sold by the Company; and to file the same, with all exhibits thereto and other supporting documents, with the Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 15th day of September, 1997.



                                                     /s/ Edward G. Bowen
                                                     -------------------------
                                                     Name:  Edward G. Bowen

                                   EXHIBIT 24

                          FIDELITY NATIONAL CORPORATION

                                POWER OF ATTORNEY



         The undersigned director and/or officer of Fidelity National Corporation, a Georgia corporation ("Company"), does hereby make, constitute and appoint James B. Miller, Jr. and M. Howard Griffith, Jr., and each of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company (i) to a Registration Statement of the Company on Form S-2 or other applicable form, and all amendments, including post-effective amendments ("Amendments"), thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. ("SEC"), in connection with the registration under the Securities Act of 1933, as amended ("Securities Act"), of not more than 3,000,000 shares of Common Stock, no par value, of the Company, and (ii) to a Registration Statement of the Company on Form S-2 or other applicable form, and all Amendments to be filed by the Company with the SEC in connection with the registration under the Securities Act of 1933, as amended ("Securities Act"), of additional shares of Common Stock pursuant to Rule 462 of the Securities Act proposed to be issued or sold by the Company; and to file the same, with all exhibits thereto and other supporting documents, with the Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 15th day of September, 1997.



                                              /s/ R. Phillip Shinall
                                              ------------------------------
                                              Name:  R. Phillip Shinall

                                   EXHIBIT 24

                          FIDELITY NATIONAL CORPORATION

                                POWER OF ATTORNEY



         The undersigned director and/or officer of Fidelity National Corporation, a Georgia corporation ("Company"), does hereby make, constitute and appoint James B. Miller, Jr. and M. Howard Griffith, Jr., and each of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company (i) to a Registration Statement of the Company on Form S-2 or other applicable form, and all amendments, including post-effective amendments ("Amendments"), thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. ("SEC"), in connection with the registration under the Securities Act of 1933, as amended ("Securities Act"), of not more than 3,000,000 shares of Common Stock, no par value, of the Company, and (ii) to a Registration Statement of the Company on Form S-2 or other applicable form, and all Amendments to be filed by the Company with the SEC in connection with the registration under the Securities Act of 1933, as amended ("Securities Act"), of additional shares of Common Stock pursuant to Rule 462 of the Securities Act proposed to be issued or sold by the Company; and to file the same, with all exhibits thereto and other supporting documents, with the Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 15th day of September, 1997.



                                                     /s/ R. J. Rutland
                                                     --------------------------
                                                     Name:  R. J. Rutland